UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 27, 2023

CAMDEN PROPERTY TRUST
(Exact name of Registrant as Specified in Charter)

Texas	1-12110	76-6088377
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

11 Greenway Plaza, Suite 2400, Houston, Texas 77046
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (713) 354-2500

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares of beneficial interest, par value $0.01 per share	CPT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected to not use the extended transition period for complying with any new or revised financial accounting standards provided pursuant of Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 27, 2023, Camden Property Trust (the “Company”) adopted the First Amendment (the “First Amendment”) to the Sixth Amended and Restated Bylaws of the Company to delete the requirements in the advance notice bylaw provisions requiring disclosure of the nominating shareholder’s (a) plans or proposals for nominations of directors at other public companies and (b) proposals or nominations submitted by such shareholder at other public companies within the past 36 months. The foregoing description of the First Amendment is qualified in its entirety by reference to a copy of the First Amendment filed as Exhibit 3.1 to this Form 8-K, which is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number Title

3.1        First Amendment to Sixth Amended and Restated Bylaws of Camden Property
Trust, effective April 27, 2023.

104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 27, 2023     CAMDEN PROPERTY TRUST

By: /s/ Michael P. Gallagher
Michael P. Gallagher
Senior Vice President - Chief Accounting
Officer